UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

Jernigan Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36892	47-1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650		38119
(Address of Principal Executive Offices)		(Zip Code)

(901) 567-9510
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2016, the Company issued a press release and supplemental presentation announcing its financial position as of December 31, 2015, results of operations for the quarter and year ended December 31, 2015 and other related information. A copy of such press release and supplemental presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 7, 2016.
99.2	Q4 2015 Earnings Release Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2016

Jernigan Capital, Inc.

By:	/s/ John A. Good
Name: John A. Good
Title: President and Chief Operating Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Press release dated March 7, 2016.
99.2	Q4 2015 Earnings Release Presentation.